UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2024 (February 9, 2023)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	001-41368	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	EFSH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 9, 2023, 1847 ICU Holdings Inc. (“1847 ICU”), a subsidiary of 1847 Holdings LLC (the “Company”), acquired ICU Eyewear Holdings Inc. (“ICU Eyewear”), pursuant to an agreement and plan of merger, dated December 21, 2022, among 1847 ICU, 1847 ICU Acquisition Sub Inc., ICU Eyewear and San Francisco Equity Partners, as the stockholder representative, as amended on February 9, 2023.

On February 13, 2023, the Company filed a Current Report on Form 8-K announcing this acquisition, and on April 27, 2023, the Company filed Amendment No. 1 to the Current Report on Form 8-K to include the financial statements of the business acquired as required by Items 9.01(a) and 9.01(b) of Form 8-K.

This Amendment No. 2 to the Current Report on Form 8-K further amends the Current Report on Form 8-K that the Company filed on February 13, 2023 to restate the financial statements of the business acquired as more particularly described in the separate Current Report on Form 8-K filed by the Company on or about the date hereof.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of ICU Eyewear Holdings Inc. for the years ended December 31, 2022 and 2021 and the accompanying notes thereto are filed as Exhibit 99.1 attached hereto and are incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma combined financial information giving effect to the acquisition is filed as Exhibit 99.2 attached hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Common Share Purchase Warrant issued by 1847 Holdings LLC to Leonite Fund I, LP on February 9, 2023 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on February 13, 2023)
4.2	Common Share Purchase Warrant issued by 1847 Holdings LLC to Leonite Fund I, LP on February 9, 2023 (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on February 13, 2023)
4.3	Common Share Purchase Warrant issued by 1847 Holdings LLC to Mast Hill Fund, L.P. on February 9, 2023 (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed on February 13, 2023)
10.1	Agreement and Plan of Merger, dated December 21, 2022, among 1847 ICU Holdings Inc., 1847 ICU Acquisition Sub Inc., ICU Eyewear Holdings Inc. and San Francisco Equity Partners (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on February 13, 2023)
10.2	First Amendment to Agreement and Plan of Merger, dated February 9, 2023, among 1847 ICU Holdings Inc., 1847 ICU Acquisition Sub Inc., ICU Eyewear Holdings Inc. and San Francisco Equity Partners (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on February 13, 2023)
10.3	6% Subordinated Promissory Note issued by 1847 ICU Holdings Inc. to Oceanus Investment Inc. on February 9, 2023 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on February 13, 2023)
10.4	6% Subordinated Promissory Note issued by 1847 ICU Holdings Inc. to San Francisco Equity Partners III, LP on February 9, 2023 (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on February 13, 2023)
10.5	6% Subordinated Promissory Note issued by 1847 ICU Holdings Inc. to Richard Conti on February 9, 2023 (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on February 13, 2023)
10.6	6% Subordinated Promissory Note issued by 1847 ICU Holdings Inc. to Kirk Hobbs on February 9, 2023 (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on February 13, 2023)
10.7	Management Services Agreement, dated February 9, 2023, between 1847 ICU Holdings Inc. and 1847 Partners LLC (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed on February 13, 2023)
10.8	Loan and Security Agreement, dated February 9, 2023, among Industrial Funding Group, Inc., 1847 ICU Holdings Inc., ICU Eyewear Holdings Inc. and ICU Eyewear, Inc. (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on February 13, 2023)
10.9	Secured Promissory Note issued by 1847 ICU Holdings Inc., ICU Eyewear Holdings Inc. and ICU Eyewear, Inc. to Industrial Funding Group, Inc. on February 9, 2023 (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed on February 13, 2023)
10.10	Domain Name, URL and IP Address Agreement, dated February 9, 2023, by 1847 ICU Holdings Inc., ICU Eyewear Holdings Inc. and ICU Eyewear, Inc. in favor of Industrial Funding Group, Inc. (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed on February 13, 2023)
10.11	Trademark Security Agreement, dated February 9, 2023, by 1847 ICU Holdings Inc., ICU Eyewear Holdings Inc. and ICU Eyewear, Inc. in favor of Industrial Funding Group, Inc. (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed on February 13, 2023)
10.12	Indemnity and Release Letter, dated February 11, 2023, among GemCap Solutions, LLC, Industrial Funding Group, Inc., 1847 ICU Holdings Inc., ICU Eyewear Holdings Inc. and ICU Eyewear, Inc. (incorporated by reference to Exhibit 10.12 to the Current Report on Form 8-K filed on February 13, 2023)
10.13	Securities Purchase Agreement, dated February 9, 2023, between 1847 Holdings LLC and Leonite Fund I, LP (incorporated by reference to Exhibit 10.13 to the Current Report on Form 8-K filed on February 13, 2023)
10.14	Securities Purchase Agreement, dated February 9, 2023, between 1847 Holdings LLC and Mast Hill Fund, L.P. (incorporated by reference to Exhibit 10.14 to the Current Report on Form 8-K filed on February 13, 2023)
10.15	Promissory Note issued by 1847 Holdings LLC to Leonite Fund I, LP on February 9, 2023 (incorporated by reference to Exhibit 10.15 to the Current Report on Form 8-K filed on February 13, 2023)
10.16	Promissory Note issued by 1847 Holdings LLC to Mast Hill Fund, L.P. on February 9, 2023 (incorporated by reference to Exhibit 10.16 to the Current Report on Form 8-K filed on February 13, 2023)
99.1	Audited Consolidated Financial Statements for the Years Ended December 31, 2022 and 2021
99.2	Unaudited Pro Forma Combined Financial Statements
99.3	Consent of Frank, Rimerman + Co. LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2024	1847 HOLDINGS LLC

/s/ Ellery W. Roberts
	Name:	Ellery W. Roberts
	Title:	Chief Executive Officer

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